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                                                                    EXHIBIT 10.9

                             FIRST AMENDMENT TO THE
                          ALLIED WASTE INDUSTRIES, INC.
                            LONG-TERM INCENTIVE PLAN

      THIS AMENDMENT, made and entered into on February 17, 2005, by Allied Waste Industries, Inc. ("Employer").

                                R E C I T A L S:

      1. The Employer maintains the Allied Waste Industries, Inc. Long-Term Incentive Plan, as last amended and restated effective January 1, 2004 ("Plan");

      2. The Employer has reserved the right to amend the Plan in whole or in part; and

      3.    The Employer intends to amend the Plan.

      THEREFORE, the Employer hereby adopts this Amendment as follows:

      1. The third sentence under Section 7(d) of the Plan is amended to read as follows:

                  If an election is permitted, it shall be made pursuant to the terms of any non-qualified deferred compensation plan maintained by the Company which, by its terms, permits the deferral of LTIP awards ("Deferred Compensation Plan").

      2.    The Effective Date of this Amendment shall be January 1, 2005.

      3. Except as amended, all of the terms and conditions of the Plan shall remain in full force and effect.

                                          ALLIED WASTE INDUSTRIES, INC.

                                          By ___________________________________

                                          Title ________________________________

                                                                      "Employer"